Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (NYSE Arca: BCI)

(the “Fund”)

Supplement dated December 13, 2018 (the “Supplement”) to the Statement of Additional Information dated May 1, 2018, as supplemented to date (the “SAI”)

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On December 13, 2018, Aberdeen Standard Investments ETFs Advisors LLC (the “Advisor”) recommended and the Board of Trustees of Aberdeen Standard Investments ETFs approved a reduction in the management fee paid by the Fund to the Advisor from 0.29% to 0.25% per annum of the Fund’s average daily net assets. Accordingly, effective immediately, the SAI is hereby amended as follows:

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On page 17 of the SAI, in the section titled “Investment Advisor” under “Management of the Trust,” the reference to “0.29%” in the Management Fee table with respect to the Fund is hereby deleted and replaced with “0.25%”.

Please retain this supplement for future reference.